Exhibit 32.1

Certification of Chairman and Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350 As Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     I, Scott Kriens, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Juniper Networks, Inc. on Form 10-Q/A for the three months ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Juniper Networks, Inc.

/s/ Scott Kriens

Scott Kriens
Chairman and Chief Executive Officer
April 29, 2005